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                                                                      EXHIBIT 23






            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


We hereby consent to the incorporation by reference in the Registration Statement No. 333-75521 on Form S-8 of Mercantile Bank of West Michigan of our report dated May 6, 2004, which is included in this Annual Report on Form 11-K of Mercantile Bank of West Michigan 401(k) Plan for the year ended December 31, 2003.


                                             /s/ Crowe Chizek and Company LLC
                                             --------------------------------
                                             Crowe Chizek and Company LLC


Grand Rapids, Michigan
June 21, 2004